UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2018 (March 1, 2018)

GLYECO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30396	45-4030261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	230 Gill Way Rock Hill, South Carolina	29730
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 960-1539

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

NFS Leasing, Inc. Sale and Leaseback

As previously disclosed on Current Report to Form 8-K filed by GlyEco, Inc. (“GlyEco”) on April 17, 2017, on April 13, 2017, GlyEco and its wholly owned subsidiary, Recovery Solutions & Technologies, Inc. (“RS&T”, and together with GlyEco, the “Company”) entered into a master equipment lease agreement, as modified (the “Lease Agreement”) with NFS Leasing, Inc. (“NFS”) for the lease of certain equipment by the Company. The obligations of the Company to NFS under the Lease Agreement are secured by substantially all of the assets of GlyEco and RS&T pursuant to two security agreements between the Lessor and each of GlyEco and RS&T (the “GlyEco Security Agreement” and the “RS&T Security Agreement”, respectively).

On March 1, 2018, the Company and NFS entered into an Interim Loan Financing Agreement (the “Loan Agreement”) with respect to NFS’ purchase of new equipment (the “New Equipment”) from a vendor on account of the Company, which is estimated to cost approximately $150,000 (the “Equipment Cost”). In connection therewith, the Company will owe the Equipment Cost to NFS for the lease of the New Equipment by the Company (the “Loan”). The Loan Agreement provides that the Company will make certain interest payments to NFS until the Company receives and accepts the New Equipment. At such time, the Loan Agreement will no longer be of any force and effect, the Loan will be subject only to the Lease Agreement, and the repayment of the Loan will be governed by the Lease Agreement. Pursuant to the Loan Agreement, the GlyEco Security Agreement and the RS&T Security Agreement were amended and restated to evidence the new obligations under the Loan Agreement and the security interests in the New Equipment.

The foregoing description of the amended and restated GlyEco Security Agreement and the amended and restated RS&T Security Agreement is not complete and is qualified in its entirety by reference to the full text of the amended and restated GlyEco Security Agreement and the amended and restated RS&T Security Agreement, the forms of which are filed hereto as Exhibits 10.1 and 10.2 respectively, and which are incorporated by reference herein in their entirety.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Form of Amended and Restated Security Agreement by and between NFS Leasing, Inc. and GlyEco, Inc., dated March 1, 2018.
10.2	Form of Amended and Restated Security Agreement by and between NFS Leasing, Inc. and Recovery Solutions & Technologies, Inc., dated March 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLYECO, INC.

Dated: March 7, 2018	By:	/s/ Ian Rhodes
Ian Rhodes Chief Executive Officer (Principal Executive Officer)